UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-24031

IDIRECT PRIVATE CREDIT FUND LP

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

INDIRA MAHADEO, ICAPITAL REGISTERED FUND ADVISER LLC

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 994-7400

DATE OF FISCAL YEAR END:3/31

DATE OF REPORTING PERIOD:3/31/25

Item 1. Reports to Stockholders.

(a)	Not Applicable

(b)

iDirect
PRIVATE CREDIT FUND

iDirect Private Credit Fund, L.P.

March 2025

iDirect Private Credit Fund, L.P
March 31, 2025

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Portfolio Review	5
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Statement of Financial Highlights	12
Notes to Financial Statements	13
Approval of Investment Advisory Agreement (Unaudited)	19
Supplemental Information	21
Privacy Notice	24

Letter to Shareholders

Annual Report for the iDirect Private Credit Fund (“iDPC” or the “Fund”)

Inception (December 2, 2024) through March 31, 2025

Fund Update

We are pleased to issue our first annual report for the iDirect Private Credit Fund. The Fund commenced investing activities on December 31, 2024, deploying capital in senior secured direct lending investments primarily in sponsor-backed companies across the core middle market. The portfolio is comprised of loans originated by Audax Private Debt (“Audax”), Bain Capital Credit (“Bain”), and Charlesbank Credit (“Charlesbank”), three longstanding managers in the core middle market. We are incredibly excited about the launch of the Fund and the quality of the portfolio. Further, we believe the diversification and origination ‘horsepower’ created through our collaboration with Audax, Bain, and Charlesbank will drive attractive risk-adjusted returns for iDPC’s investors.1

Performance

As of March 31, 2025, the Fund had $104.7 million of net assets. In addition, $142 million of unfunded commitments from investors were outstanding at the end of the fiscal year.

Inception to date the Fund has generated returns of 1.11%, outperforming the Morningstar LSTA2, which generated returns of 1.03% over the same period.3 The Fund’s returns are partially the result of the timing of the initial ramp period, during which the Fund held more than the targeted amount of cash on its balance sheet. As a reminder, the Fund is currently operating as a registered closed-end investment company under the Investment Company Act of 1940.

There have been no defaults across the portfolio since inception. We believe it is advantageous that the portfolio has been constructed with the heightened level of macroeconomic uncertainty at the forefront of our underwriting process.

Market Overview

We believe economic uncertainty will remain high as markets digest the ever-changing landscape. The Liberation Day tariffs led to a significant spike in market volatility and a pullback in direct lending activity overall; however, we also saw broadly syndicated markets approach a standstill, which presents significant opportunities for private credit lenders.4

In addition to trade negotiations, we believe an extension of the Tax Cuts and Jobs Act (“TCJA”) and potential future rates cuts could provide tailwinds for the economy, in particular businesses in iDPC’s target ‘core middle market’. Alongside the extension of the current TCJA policy, the administration is exploring a zero-tax policy on tips, overtime pay, and social security along with

[1]	Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that any investment will achieve its objectives, generate profits or avoid losses. Past performance is no guarantee of future results and there can be no guarantee that any historical trends will continue over the life of the Fund.

[2]	The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

[3]	Returns are calculated from 12/2/2024 to 3/31/2025.

[4]	Source: PitchBook/LCD sourced May 29, 2025

multiple business provisions which include R&D expensing, net interest deductibility, and write-offs for capex spend in the US.5 Based on estimates, these provisions are expected to boost long run GDP by 70-120 bps – which should help mitigate any drag from trade policy.6

In the second half of 2025, we expect private market deal activity to pick up as markets adjust to the new paradigm and private equity sponsors look to deploy dry powder, which will, in turn, drive incremental demand for private credit. We believe that the Fund’s deployment to date (34 investments closed or approved YTD 2025 as of May 28, 2025) is a compelling demonstration of a diversified originations model. Further, we maintain high conviction in the near-, medium-, and long-term growth of direct lending and its value proposition to borrowers and investors.

RISKS AND IMPORTANT CONSIDERATIONS

This material is being provided for informational purposes only. The author’s assessments do not constitute investment research, and the views expressed are not intended to be and should not be relied upon as investment advice. The opinions are based on market conditions as of the date of writing and are subject to change without notice.

Past performance is not indicative of future results. There is no guarantee that any forecasts made will come to pass. There can be no assurance that any investment product or strategy, including diversification, will achieve its objectives, generate profits or avoid losses.

It is important to note that all investments carry a certain degree of risk including the possible loss of principal and performance may be affected by different market cycles. Complex or alternative strategies may not be suitable for every investor and the value of a portfolio will fluctuate based on the value of the underlying securities.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND BEFORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE FUND’S PROSPECTUS, WHICH CAN BE OBTAINED BY CALLING iCAPITAL AT 855.891.0092. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The discussion of the various risks is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund should be considered a speculative investment and involves a high degree of risk and may involve loss of capital, up to the entire amount of a shareholder’s investment.

The nature of private credit can result in a lack of transparency due to limited information, and the risk of loss is increased due to speculative strategies employed by the Fund, including investing assets in private equity, private credit, early stage and other private investments which may not perform as expected. More importantly, Fund and underlying fund shares will not be listed on any national securities exchange and are subject to restrictions on transferability, thereby making them illiquid.

Other risks include, but are not limited to, market risk, concentration risk, and potentially less diversification due to the substantial portion of Fund assets invested in manager-specific private credit. The Fund is also subject to the risks of leverage, higher fees and additional layers of

[5]	Source: Wall Street Journal, Politico as of May 10, 2025.

[6]	Source: Tax Foundation, as of Feb 26, 2025

expenses, as well as the potential for greater volatility due to Fund assets invested in a limited number of securities, or a focus on particular sectors and geographical regions.

Assets invested in foreign securities exposes the Fund to various geopolitical risks and currency fluctuations typically not applicable in the U.S., and this risk is magnified for emerging markets. The potential for adverse changes in business and tax laws involves tax risk and heightened regulatory scrutiny. The lack of a secondary market for trading private equity subjects the Fund to liquidity risks and may result in greater price risk and potential for inaccuracies in determining fair market value of investments held in the portfolio. Investments acquired in reliance on imperfect information increases counterparty risk and liabilities, and anticipated value may not be realized.

Investors should be aware that iCapital Markets’ purpose is to provide distribution services to the Fund and that iCapital Markets does not provide services to any investor, including any determination regarding whether an investment in the Fund is in the best interests of, or is suitable for, any investor. Investors should exercise their own judgment and/or consult with a professional adviser to determine whether an investment in the Fund is advisable.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together “iCapital”). Past performance is not indicative of future results. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. An investment in an alternative investment entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital assumes no liability for the information provided.

The Fund is distributed by iCapital Markets, LLC, an SEC-registered broker-dealer and member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). iDirect Private Credit Advisors, LLC (the “Adviser”), an affiliate of iCapital Markets, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission; these registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. The Adviser is exempt from registration with the Commodity Futures Trading Commission as a commodity pool operator. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Deloitte & Touche LLP 30 Rockefeller Plaza, 41st Floor New York, NY 10112-0015 USA Tel: +1 (212) 492 4000 Fax: +1 (212) 489 1687 www.deloitte.com

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of iDirect Private Credit Fund, L.P.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iDirect Private Credit Fund, L.P. (the “Fund”), including the portfolio of investments, as of March 31, 2025, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from December 2, 2024 (commencement of operations) to March 31, 2025, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from December 2, 2024 (commencement of operations) to March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

May 30, 2025

We have served as the auditor of one or more iDirect investment companies since 2014.

iDirect Private Credit Fund L.P.
PORTFOLIO REVIEW (Unaudited)
March 31, 2025

The table below shows the total returns for iDirect Private Markets Fund, Bloomberg Aggregate Bond Index and the Morningstar LSTA US Leveraged Loan Index for the same time periods ended March 31, 2025 (1)

Since Inception December 2, 2024
iDirect Private Credit L.P. Fund	1.11%
Bloomberg Aggregate Bond Index [2]	1.10%
Morningstar LSTA US Leveraged Loan Index [3]	1.03%

(1)	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. For performance information current to the most recent month-end, please call 1-212-994-7333.

(2)	The Bloomberg US Aggregate Bond Index : The index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)	The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

Comparison of the Change in Value of a $250,000 Investment | December 2, 2024–March 31, 2025
Past performance is not necessarily indicative of future results.

Holdings by Asset Type	% of Net Assets
Investment Funds	2.5%
Term Loans	54.3%
Short-Term Investments	26.4%
Other Assets	16.8%
Total	100.0%

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
PORTFOLIO OF INVESTMENTS
March 31, 2025

Fair Value
Investment Funds - 2.5% (a,b)
United States
Private Business Development Company - 0.6%
Audax Private Credit Fund LP	$574,772

Public Business Development Company - 1.90%
Bain Capital Private Credit Fund	2,000,000
Total Investment Funds (Cost $2,574,772)	2,574,772

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity Date	Fair Value
	Term Loans - 54.3% (a,b,c)
	United States
	Application Software -4.7%
3,010,000	G-3 Apollo Acquisitions Corp, Term Loan	3M SOFR + 5.00%	9.295	3/10/2031	2,994,950
68,800	G-3 Apollo Acquisitions, Revolver Loan (d)	3M SOFR + 5.00%	9.295	3/10/2031	68,456
1,890,625	Govineer Solutions LLC, Initial Term Loan	3M SOFR + 5.00%	9.299	10/7/2030	1,881,172
					4,944,578
	Asset Management and Custody Banks - 2.2%
1,778,294	Petra Borrower, Initial Term Loan	3M SOFR + 5.75%	10.041	11/15/2030	1,751,620
330,788	Petra Borrower, DDTL Loan (d)	3M SOFR + 5.75%	10.103	11/15/2030	325,826
234,896	Petra Borrower, Revolving Loan (d)	3M SOFR + 5.75%	10.066-12.082	11/15/2029	231,372
					2,308,818
	Health Care Distributors - 1.4%
1,457,285	Prescott’s Inc. Refinancing Term Loan	3M SOFR + 5.00%	9.299	12/30/2030	1,449,999

	Health Care Services - 9.1%
1,936,324	NMA Holdings, LLC, Initial Term Loan	3M SOFR + 5.25%	9.545	12/18/2030	1,921,801
2,288,402	Orion Midco, LLC, Initial Term Loan	3M SOFR + 5.25%	9.580	5/21/2031	2,254,076
924,071	RBFD Buyer, LLC, Initial Term Loan	1M SOFR + 5.00%	9.325	9/14/2032	919,451
26,456	RBFD Buyer, LLC, Initial DDTL (d)	1M SOFR + 5.00%	9.322	9/14/2032	26,390
52,097	RBFD Buyer, LLC, DDTL Commitment (d)	3M SOFR + 4.00%	9.325	9/14/2032	51,967
4,306,592	Surgical Centers Solutions LLC, Term Loan	3M SOFR + 4.00%	9.298	3/25/2031	4,274,293
38,868	Surgical Centers Solutions LLC, Revolver (d)	3M SOFR + 4.00%	11.346	3/25/2031	38,577
					9,486,555
	Industrial Machinery and Supplies and Components - 2.5%
2,743,125	Shape Technologies Group, Inc., Closing Date Term Loans	1M SOFR + 6.75%	11.072	9/6/2030	2,640,258

	Internet Services & Infrastructure - 5.9%
6,250,000	Bridgepointe Technologies, LLC, Term Loan	3M SOFR + 4.00%	9.299	12/31/2027	6,187,500

	Other Specialty Retail - 4.9%
3,723,870	Bridges Consumer Healthcare Intermediate, LLC, Term Loan (d)	3M SOFR + 5.25%	9.467	12/20/2031	3,704,878
1,417,672	Bridges Consumer Healthcare Intermediate, LLC, DDTL Commitment (d)	3M SOFR + 5.25%	9.495	12/20/2031	1,411,292
					5,116,170

	Real Estate Services - 6.5%
3,989,362	Community Management Holdings Midco2, LLC, Term Loan	3M SOFR + 5.00%	9.291	11/1/2031	3,959,441
182,553	Community Management Holdings Midco2, LLC, Revolver (d)	3M SOFR + 5.00%	9.291	11/1/2031	181,183
2,178,410	Vacation Rental Brands, LLC, Closing Date Term Loans	3M SOFR + 5.25%	9.537	9/6/2031	2,167,518
373,497	Vacation Rental Brands, LLC DDTL Commitment	3M SOFR + 5.25%	9.537	9/6/2031	371,630
81,541	Vacation Rental Brands, LLC, Revolving Loan (d)	3M SOFR + 5.25%	9.537-9.703	9/6/2031	81,133
					6,760,905
	Research & Consulting Services - 13.4%
6,250,000	Accordian Partners, LLC, Term Loan	3M SOFR + 4.25%	9.549	11/15/2031	6,218,750
3,782,895	Aprio Advisory Group, LLC, Term Loan (d)	3M SOFR + 4.75%	9.047	8/1/2031	3,774,194
1,498,047	Aprio Advisory Group, LLC, DDTL Commitment (d)	3M SOFR + 4.75%	9.026-9.079	8/1/2031	1,494,901
509,148	Aprio, Revolving Loan (d)	3M SOFR + 4.75%	9.041-9.075	8/1/2031	507,977
1,951,613	Pearl Meyer & Partners, LLC, Initial Term Loan	3M SOFR + 5.00%	9.299	12/23/2031	1,946,734
106,452	Pearl Meyer & Partners, LLC, Revolver (d)	3M SOFR + 4.00%	9.297	12/23/2031	106,185
					14,048,741
	Restaurants - 1.6%
1,725,490	City Barbeque, LLC, Term A Loan	1M SOFR + 5.35%	9.657	9/4/2030	1,712,549

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2025

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity Date	Fair Value
	Term Loans - 54.3% (a,b,c) (continued)
	United States
	Trading Companies and Distributors - 2.1%
2,057,335	Easy Ice, LLC, Term Loan	3M SOFR + 5.40%	9.687	10/30/2030	2,047,048
96,907	Easy Ice, LLC, DDTL Commitment (d)	3M SOFR + 5.40%	9.687-9.703	10/30/2030	96,315
					2,143,363

	Total Term Loans (Cost $56,806,230)				56,799,436

Shares
	Short-Term Investment - 26.4%
	Money Market Fund - 26.4%
27,664,277	Fidelity Treasury Portfolio, Class I, 4.20% (e)				27,664,277
	Total Short-Term Investment (Cost $27,664,277)				27,664,277

	Total Investments 83.2% (Cost $87,045,279)				$87,038,485
	Other Assets less liabilities - 16.8%				17,625,363
	Net Assets - 100.00%				$104,663,848

(a)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(b)	Securities restricted to resale represents $56,799,436 or 54.3% of net assets.

(c)	Variable or floating rate security. The rate in effect as of March 31, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(d)	A portion of this investment was not funded as of March 31, 2025. The Fund had $13,809,620 at par value in unfunded commitments as of March 31, 2025 (Note 4).

(e)	Rate disclosed is the seven day effective yield as of March 31, 2025.

SOFR	- Secured Overnight Financing Rate

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS
Investments:
Investments at fair value (cost $87,045,279)	$87,038,485
Cash	28,180,680
Prepaid investment	5,000,000
Deferred offering cost	296,764
Interest income receivable	214,827
Due from investment adviser	367,198
TOTAL ASSETS	$121,097,954

LIABILITIES
Payable for securities purchased	15,067,459
Distribution payable	509,660
Offering costs payable	445,146
Organizational costs	54,854
Directors’ fees	25,500
Due to affiliates	1,000
Accrued expenses and other liabilities	330,487
TOTAL LIABILITIES	16,434,106

NET ASSETS	$104,663,848

Composition of Net Assets:
Paid-in capital	$104,644,923
Accumulated earnings	18,925
NET ASSETS	$104,663,848

See accompanying notes to financial statements.

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2025 (a)

INVESTMENT INCOME
Interest income	$673,988
Dividend income	1,948
TOTAL INVESTMENT INCOME	675,936

EXPENSES
Management fees	161,541
Offering costs	148,382
Organizational costs	54,854
Legal fees	20,000
Administrative services fees	32,500
Audit and tax fees	181,250
Directors’ fees and expenses	25,500
Printing and postage expenses	5,000
Custodian fees	18,175
Other expenses	28
TOTAL EXPENSES	647,230

Expense offset	(383,902)
Management fee waiver	(122,771)
NET EXPENSES	140,557

NET INVESTMENT INCOME	535,379

NET UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net unrealized appreciation/(depreciation) on investments	(6,794)
NET UNREALIZED LOSS ON INVESTMENTS	(6,794)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$528,585

(a)	Commencement of operations was December 2, 2024

See accompanying notes to financial statements.

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
3/31/2025 (a)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$535,379
Net change in unrealized appreciation/(depreciation) on investments	(6,794)
Net increase in net assets resulting from operations	528,585

DISTRIBUTIONS TO INVESTORS
From net investment income:	(509,660)
Total distributions to investors	(509,660)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from partner contributions	104,644,923

NET INCREASE IN NET ASSETS FROM OPERATIONS, DISTRIBUTIONS AND BENEFICIAL INTEREST TRANSACTIONS	104,663,848

NET ASSETS
Beginning of Period	—
End of Period	$104,663,848

(a)	Commencement of operations was December 2, 2024

See accompanying notes to financial statements.

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
STATEMENT OF CASH FLOWS
For the Period Ended March 31, 2025 (a)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$528,585
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	$(59,413,876)
Sales and paydowns on investments	40,215
Net purchases of short-term investments	(27,664,277)
Net change in unrealized appreciation/depreciation on investments	6,794
Accretion of discount	(7,341)
Increase in prepaid investment	(5,000,000)
Increase in deferred offering cost	(296,764)
Increase in interest receivables	(214,827)
Increase in due from investment advisor	(367,198)
Increase in payable for securities purchased	15,067,459
Increase in offering costs payable	445,146
Increase in organizational costs payable	54,854
Increase in due to affiliates	1,000
Increase in directors’ fees	25,500
Increase in accrued expenses and other liabilities	330,487
Net cash used in operating activities	(76,464,243)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	104,644,923
Net cash provided by financing activities	104,644,923

NET INCREASE IN CASH	28,180,680
CASH - BEGINNING OF PERIOD	—
CASH - END OF PERIOD	$28,180,680

(a) Commencement of operations was December 2, 2024

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Distributions payable to Shareholders	$509,660

See accompanying notes to financial statements.

iDirect Private Credit Fund, L.P.
(A Delaware Limited Partnership)
STATEMENT OF FINANCIAL HIGHLIGHTS

For the
Period Ended
3/31/2025 (1)

Total Return (2)	1.11%

Net assets, end of period	$104,663,848

Supplemental Data (3)
Ratio of gross expenses to average net assets	3.15%
Ratio of net expenses to average net assets	0.80%
Ratio of net investment income/(loss) to average net assets	3.40%

Portfolio Turnover Rate (2)	0%

(1)	The Fund commenced operations on December 2, 2024

(2)	Not Annualized

(3)	The net investment income and expenses ratios, excluding nonrecurring expenses, have been annualized for period less than twelve months

See accompanying notes to financial statements.

iDirect Private Credit Fund, L.P.
NOTES TO FINANCIAL STATEMENTS
March 31, 2025

(1)	Organization

iDirect Private Credit Fund, L.P. (the “Fund”) was formed as a Delaware limited partnership May 7, 2024 and commenced operations on December 2, 2024. iDirect Private Credit Advisors, LLC is the investment adviser of the Fund (the “Adviser”). Ultimus LeverPoint Private Fund Solutions, LLC is the administrator (the “Administrator”) of the Fund.

The Fund was created for the purpose of holding seed assets and became a registered investment company under the Investment Company Act of 1940 on December 3, 2024 that operates as an interval fund. The Company will be converted to a Delaware statutory trust on or about the date its N-2 registration statement is declared effective by the U.S. Securities and Exchange Commission (the “SEC”), which the Adviser expects to occur in June 2025 (the “Conversion Date”).

The Fund’s investment objective is to seek attractive risk-adjusted returns with a focus on current income. The Fund invests substantially all of its investable assets in private middle-market credit instruments, including direct lending investments (“Direct Loan Interests”) alongside the Core Managers (as defined below), and to a lesser extent business development companies (“BDCs”) that are sponsored or managed by the Core Managers (collectively, “Investment Interests”). The Core Managers are Audax Management Company (NY), LLC or an affiliate (collectively, “Audax Private Debt”), Bain Capital Credit, LP or an affiliate (collectively, “Bain Capital Credit”), or Charlesbank Capital Partners, LLC or an affiliate (collectively, “Charlesbank Credit”). The Fund intends to (i) invest approximately 90% of its assets in Investment Interests; (ii) allocate approximately one-third of the value of its Investment Interests alongside each Core Manager; and (iii) invest approximately 10% of its assets in more liquid securities for cash management purposes.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Principal Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

(2)	Significant Accounting Policies

Basis of Presentation – Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Transactions and Related Investment Income and Expense – Investment transactions are accounted for on a trade-date basis. Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Realized gains or losses from investment transactions are recorded on a specific identification basis. Changes in the fair value of the investments are accounted for as a net change in unrealized gain or loss on the statement of operations.

iDirect Private Credit Fund, L.P.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

Cash – Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments – Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at net asset value (“NAV”) per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Income Taxes – In accordance with ASC 740 Income Taxes, the Fund does not record a provision for U.S. federal, state, or local income taxes because the limited partners report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities for the three-years prior to the year covered by these financial statements.

Effective January 1, 2025, the Fund is qualified, and intends to elect, to be treated as a regulated investment company (“RIC”) under the provisions of the Internal Revenue Code and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits for the period from December 2, 2024 (commencement of operations) to March 31, 2025. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

(3)	Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment

iDirect Private Credit Fund, L.P.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Direct Lending Investments – Direct lending investments are generally valued at their recent transaction price for the first whole calendar quarter after the investment is made. After the first whole calendar quarter, direct lending investments are generally valued using unobservable pricing inputs received from the Fund’s third-party valuation agents or its investment partners. The Adviser will continuously monitor the valuations of the Fund investments provided by the third-party valuation agent or its investment partners and review any material concerns with the Adviser’s Pricing and Valuation Committee. The values of the Fund’s direct lending investments are adjusted daily based on their remaining duration as well as certain market factors. The Adviser, other third-party valuation agents and the Adviser’s Pricing and Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each valuation is adjusted based on the updated financial information received from the underlying companies. This information is updated as soon as the information becomes available. This comprehensive approach to valuing direct lending investments highlights the importance of both initial transaction pricing and ongoing assessments by third-party valuation agents. The dual focus on daily and quarterly adjustments ensures that the Fund’s valuations remain relevant and reflective of market conditions.

Business Development Companies – Business Development Companies (“BDC’s”) are generally valued at their recent transaction price until the first net asset value statement is made available and adjusted for any subsequent subscriptions. Following that, BDC’s will be valued off of their most recent net asset value statement and adjusted for any subsequent subscriptions or redemptions.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investment Funds	$—	$—	$2,574,772	$2,574,772
Term loans	—	—	56,799,436	56,799,436
Money market fund	27,664,277	—	—	27,664,277
Total	$27,664,277	$—	$59,374,208	$87,038,485

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of March 31, 2025:

	Beginning		sales and	Realized	unrealized	Accrued	Transfers	Ending
	Balance	Cost of	principal	gain	appreciation	discounts	Into and out	Balance
	12/2/2024	Purchases	paydowns	(loss)	(depreciation)	premiums	of Level 3	3/31/2025
Investment Funds	$—	$2,574,772	$—	$—	$—	$—	$—	$2,574,772
Term Loans	—	56,839,104	(40,215)	—	(6,794)	7,341		56,799,436
	$—	$59,413,876	$(40,215)	$—	$(6,794)	$7,341	$—	$59,374,208

iDirect Private Credit Fund, L.P.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2025.

	Fair Value at	Valuation	Unobservable
	March 31, 2025	Techniques	Inputs	Range
Investment Funds	$2,574,772	Transaction Price	N/A	N/A
Term loans	56,799,436	Transaction Price	N/A	N/A
	$59,374,208

(4)	Unfunded Investment Commitments

The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed below at par value. At March 31, 2025, the Fund had sufficient cash to cover these commitments.

As of March 31, 2025, the Fund had the following unfunded investment commitments:

G-3 Apollo Acquisition Corp.	$1,221,200
Aprio Advisory Group, LLC	458,882
Bridges Consumer Healthcare Intermediate LLC	1,099,125
Community Management Holdings MidCo 2, LLC	2,074,468
City Barbeque, LLC	1,024,510
Easy Ice, LLC	590,592
Govineer Solutions, LLC	859,375
NMA Holdings, LLC	808,824
Orion Midco, LLC	455,863
Pearl Meyer & Partners, LLC	691,935
Petra Borrower	400,703
Prescott’s Inc	1,289,062
RBFD Buyer, LLC	394,993
Surgical Center Solutions, LLC	1,904,540
Vacation Rental Brands, LLC	110,320
Audax Private Credit Fund LP	425,228
$13,809,620

(5)	Investment Transactions

The cost of purchases and proceeds from the sale of investments, including paydowns, other than short-term securities, for the period from December 2, 2024 (commencement of operations) to March 31, 2025 amounted to $59,413,876 and $40,215, respectively.

(6)	Committed Capital

At March 31, 2025, the Fund had commitments from the Limited Partners with respect to their interests in the aggregate of $246,649,754. The General Partner may call commitments to enable the Fund to make investments, pay fees and expenses, or to provide reserves. No Limited Partner is required to fund an amount in excess of its unfunded commitment. At March 31, 2025, the Fund’s unfunded limited partner commitments amounted to $142,004,831. The ratio of total contributed capital to total committed capital was 42.4% at March 31, 2025.

iDirect Private Credit Fund, L.P.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

(7)	Management Fees, Related Party Fees and Expenses

Management Fees – For its investment management and administrative services to the Fund, the Fund will pay the Adviser a monthly fee (the “Management Fee”) equal to .1042% (i.e., 1.25% per annum) of each Limited Partner NAV. Until the Conversion Date, the Management Fee will be waived by an amount equal to

.07917% (i.e., 0.95% per annum) of the NAV of each Limited Partner’s Capital Account per annum (the “Management Fee Waiver”), thereby reducing the Management Fee to 0.025% per month (i.e., 0.30% per annum). Pursuant to the agreement, the Fund incurred $161,541 in Management Fees, of which $122,771 was waived as shown in the Fund’s Statement of Operations.

Related Party Fees – A fee for investor services provided by iCapital Markets LLC (“iCapital Markets”) shall be assessed separately for each Class A Limited Partner (the Class A Limited Partner’s “Investor Servicing Fee”) equal to 0.0625% per month (i.e., 0.75% per annum) for each Class A Limited Partner. As of March 31, 2025 the Fund did not have any Class A Limited Partners. Upfront placement fees and sales commissions are paid, if any, by the limited partners and are not the expenses of the Fund.

Expenses – The Fund bears its own ordinary operating expenses including administrative expenses, custodial costs, legal expenses, accounting expenses, auditing and tax preparation expenses, insurance premiums, limited partner meeting costs, and other expenses related to the Fund (collectively, the “Ordinary Operating Expenses”); and extraordinary expenses including, but not limited to, taxes, if any, imposed on the Fund, the costs of litigation brought by or against the Fund, any expenses associated with the Fund’s indemnification obligations, and any expenses relating to enforcing or protecting the Fund’s rights with respect to portfolio investments and investment expenses.

To the extent that Capped Expenses (as defined below) payable in any fiscal year exceed 0.40% per annum of the month-end NAV of the Fund for such fiscal year (the “Expense Cap”) (“Excess Fund Expenses”), the Adviser or its affiliates have voluntarily agreed to bear any such Excess Fund Expenses. The Expense Cap will accrue and be applied on a monthly basis taking into account the prior month-end NAV of the Fund, provided that the first calculation of the Expense Cap shall take into account the NAV of the Fund as of the first subscription date. For any subscriptions that occur mid-year, the Expense Cap applicable to such subscription(s) shall be prorated based on the number of weeks/months remaining in such fiscal year. For the avoidance of doubt, the Expense Cap applied to the assets of the Fund shall be reduced pro rata to reflect any withdrawal by a Limited Partner/shareholder during a fiscal year. “Capped Expenses” means Fund expenses, as listed above, excluding (i) the Management Fee, Investor Servicing Fee, Organization Costs and Investment Interest expenses (which consist of any costs or expenses in connection with the Fund’s acquisition of, or admission to, the Investment Interests (including transaction costs and legal costs associated with the Investment Interests) and any ongoing costs and expenses of the Investment Interests that are passed through to the Fund); (ii) interest expenses and related borrowing costs incurred by the Fund; (iii) other investment-related expenses of the Fund (including financing, commitment, origination and other similar fees and expenses); (iv) taxes; and (v) litigation and other extraordinary expenses. For the period ended March 31, 2025, the Fund was reimbursed by the Adviser an amount of $383,902, presented as an Expense offset on the Statement of Operations.

Organizational and Offering Expenses – Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis. Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement; the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The Fund will pay for organizational and initial offering expenses up to a limit of $500,000. The Adviser, or its affiliates, will bear any organizational and initial offering expenses in excess of the $500,000 limit. The aggregate amount of the organizational costs and offering costs recorded for the period ended March 31, 2025 are $54,854 and $148,382,

iDirect Private Credit Fund, L.P.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

respectively.

(8)	Risks, Uncertainties and Indemnifications

In the ordinary course of business, the Fund manages a variety of risks. The Fund identifies measures and monitors risks through various control mechanisms. Multiple market risk factors exist which could cause the Fund to lose some or all of its invested capital. Market and other risks factors are outlined below:

General Economic and Other Risk Factors – The Fund’s investment in the Investment Interests can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions.

Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its Investment Interests in material respects. For example, if any of these events occurred it may have an impact on the Investment Interests’ fair value measurements, financing arrangements or their ability to achieve their investment objectives and the impact could be material.

Credit Risk and Concentration Risk – The Fund primarily invests in loans. Until such investments are sold or mature, the Fund is exposed to credit risk relating to whether the issuer will meet its obligation as it comes due.

The Fund has exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the value of the Fund.

Liquidity Risk – The liquidity of the market for term loans held by the Fund has fluctuated over time and may at times be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a fair price. The market for less liquid investments may be more volatile than the market for highly liquid securities. Investments in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments at a price and time that it wishes to do so. If the Fund was forced to dispose of an illiquid investment at an inopportune time, it might be forced to do so at a substantial discount to fair value, resulting in a loss to the Fund. The Fund’s investments in assets that the Adviser determines to have limited liquidity may constitute a material portion of the Fund’s investment portfolio.

Indemnifications – In the normal course of its business, the Fund enters into contracts and agreements with certain service providers, such as clearing and custody agents, trustees and administrators, that contain a variety of representations and warranties and which provide general indemnifications and guarantees against specified potential losses in connection with their activities as an agent of, or providing services to, the Fund. The Fund’s maximum exposure under these agreements is unknown, as this may involve future claims that could be made against the Fund and have not yet occurred. The Fund expects the risk of any future obligation under these arrangements to be remote and has not recorded any contingent liability in the financial statements for these indemnifications.

(9)	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$87,045,279	$—	$(6,794)	$(6,794)

(10)	Subsequent Events

Subsequent to March 31, 2025 and through May 30, 2025, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

iDirect Private Credit Fund, L.P.
APPROVAL OF INVESTMENT ADVIORY AGREEMENT (Unaudited)
March 31, 2025

Approval of Investment Advisory Agreement

At a meeting held on December 2, 2024 (the “Meeting”), the Board of Directors (the “Board”) of iDirect Private Credit Fund, L.P. (the “Fund”), including each of the directors that are not “interested persons” of the Fund (the “Independent Directors”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between iDirect Private Credit Advisors, LLC (“iCapital” or the “Adviser”) and the Fund.

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by iCapital related to the Management Agreement with respect to the Fund including: the Management Agreement; a description of the manner in which investment decisions are to be made and executed; an overview of the personnel that will perform services for the Fund and their background and experience; a review of the financial condition of iCapital; information regarding risk management processes and liquidity management; the compliance policies and procedures of iCapital, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and iCapital’s compliance and regulatory history.

The Board reviewed the portfolio capabilities of iCapital and its ability to deliver performance consistent with what shareholders are accustomed to. The Board also considered the CCO’s statement that he had reviewed the compliance policies and procedures of iCapital and concluded that its compliance program is reasonably designed to prevent and detect violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and complies with Rule 38a-1 under the 1940 Act. Based on this review, the Board concluded that the range and quality of services provided by iCapital to the Fund under the Management Agreement were expected to be satisfactory.

iDirect Private Credit Fund, L.P.
APPROVAL OF INVESTMENT ADVIORY AGREEMENT (Unaudited) (Continued)
March 31, 2025

Performance. Mr. Shyu stated that the Adviser currently does not manage any other investment vehicles with investment objectives and strategies comparable to those proposed for the Fund.

Advisory Fees. As to the costs of the services to be provided, the Board considered a comparison prepared by iCapital of the Fund’s proposed advisory fee to those of comparable credit interval funds (the “Peer Funds”). The Board considered that iCapital was proposing an annualized advisory fee of 1.25% of the Fund’s average net assets, which was lower than the mean advisory fee charged to the Peer Funds. The Board concluded that the proposed contractual advisory fee was not unreasonable.

Profitability. The Board noted the Adviser’s estimated net profitability with respect to its proposed engagement with the Fund is reasonable and not excessive given the complexity of this Fund.

Economies of Scale. The Board determined that based on the Fund’s anticipated asset size and complexity, and expense limitation agreement with iCapital, economies of scale that would require breakpoints will not be realized in the near-term.

Conclusion. Mr. Gersten reported that the Board, having requested and received such information from iCapital as it believed reasonably necessary to evaluate the terms of the Management Agreement and having been advised by independent counsel that the Independent Directors had appropriately considered and weighed all relevant factors, determined that the approval of the Management Agreement is in the best interests of the Fund and its investors. In considering the Management Agreement, the Board did not identify any one factor as all important and each Director may have considered different factors as more important.

iDirect Private Credit Fund, L.P.
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (59) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length – Since 2021	Co-Founder and Managing Partner of iCapital Network	1	None

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (74) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Independent Consultant (since 2012)	1	Trustee of Schroder Global Series Trust (2012-2017), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), Ramius Archview Credit and Distressed Fund (2015-2017)

Christopher Russell (60) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since 2024	Independent director (since 2024); Private Equity investment professional; Managing Director, Partners Group (2018-2024)	1	N/A

iDirect Private Credit Fund, L.P.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Anita K. Krug (55) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Dean & Professor (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021)

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers

Daniel Ellenwood (56) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite Length – Since 2024 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).

Indira Mahadeo (53) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2024	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (62) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length – Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

iDirect Private Credit Fund, L.P.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Timothy Burdick (37) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length – Since 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

PRIVACY NOTICE

What does iDirect Private Credit Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes–information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Private Credit Fund, L.P.
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
iDirect Private Credit Advisors, LLC
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

iDirect PC-AR25

iDirect
PRIVATE CREDIT FUND

icapital.com

North America
New York City
Princeton
Greenwich
Boston
Boca Raton
Toronto
Stamford
Jacksonville
Salt Lake City

Europe
Zurich
London
Lisbon
Edinburgh

Asia
Hong Kong
Singapore
Tokyo

IMPORTANT INFORMATION

This presentation and the information contained herein (this "Presentation") is for informational and discussion purposes only and is not, and may not be relied on in any manner as, legal, tax or investment advice, any recommendation or opinion regarding the appropriateness or suitability of any investment or strategy, or as an offer to sell or a solicitation of an offer to buy an interest in iDirect Private Credit Fund, L.P. (the "Fund").

iCapital Private Credit Advisors, LLC ("iCapital Fund Advisors"), a subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network), serves as investment adviser to the Fund. This Presentation has been prepared by iCapital Fund Advisors (together with its affiliates, "iCapital").

No offering of the Fund is being made hereby. Any offer or solicitation of Fund interests shall be made only pursuant to the Fund's confidential private placement memorandum (the "iCapital Fund Offering Memorandum"), which will be furnished only to qualified prospective investors on a confidential basis. This Presentation is qualified in its entirety by reference to the iCapital Fund Offering Memorandum, which contains more detailed information about the Fund's investment objective, terms and conditions and also contains tax information and risks disclosure that are important to any investment decision regarding the Fund. No person has been authorized to make any statement concerning the Fund other than as set forth in the relevant confidential offering memorandum and any such statements, if made, may not be relied upon. The information contained herein is subject to change without notice, and iCapital has no duty to update any information herein.

This Presentation has been provided to you with the express understanding that information contained herein, or made available in connection with any further investigation, is strictly confidential and is intended for your exclusive use in connection with a potential investment in the Fund. Your receipt of this document is your acknowledgement and agreement that this document and the information contained herein will be maintained in strict confidence and will not be disclosed by you to any third party without the express written consent of the Fund. This Presentation is furnished on a confidential basis to the recipient (the "Recipient") and is not for redistribution or public use. This Presentation must be kept strictly confidential. By taking possession of this document, the Recipient agrees not to reproduce or redistribute this Presentation in any format without the approval of the Fund's managing member.

The Interests in the Fund have not been evaluated, approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by the securities regulatory authority of any state or of any other jurisdiction. Interests in the Fund have not been registered under the U.S. Securities Act of 1933, as amended, the securities laws of any other state or the securities laws of any other jurisdiction, nor is such registration contemplated. The Fund is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Consequently, investors in the Fund are not afforded the protections of the 1940 Act afforded to investors in registered investment companies (e.g., "mutual funds").

Private funds, such as the Fund, are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. Private funds are available only to qualified investors who are comfortable with the substantial risks associated with investing in private funds. An investment in a private fund includes the risks inherent in an investment in securities. There can be no assurance that an investment strategy will be successful. An investment in the Fund carries the risk of loss up to and including the total value of investment. Please refer to the iCapital Fund Offering Memorandum, including the risk factors contained therein, for a more detailed description of the risks associated with an investment in the Fund.

In considering any performance data contained in this Presentation, you should bear in mind that past, hypothetical or targeted performance is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or avoid losses. Prospective investors should also bear in mind that past, hypothetical or targeted portfolio characteristics.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on Registrant’ website.

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a)	The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2025- $155,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2025- $21,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2025 - $21,600

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments. Incorporated by reference.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)	The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)	The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2025, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis, David Shyu and Sam Williams.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

Sam Williams

Mr. Williams is a Co-Portfolio Manager of the Fund.  Prior to joining iCapital, Sam was a Director on the private credit investment team at Kayne Anderson Capital Advisors, an asset management firm with approximately $35 billion of assets under management. Sam has served on the boards of directors of several companies in his capacity as an investor.  Sam graduated magna cum laude from the University of Pennsylvania with a BS in Economics and received an MBA from the Wharton School of Business.

(a)(2) The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2025:

Nick Veronis	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	2	1,093	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

David Shyu	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	1	986	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Sam Williams	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March, 31 2025, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Registered Fund Adviser LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March 31, 2025, Nick Veronis had $1,000,001-$1,500,000 in beneficial ownership of the Fund.

As of March 31, 2025, David Shyu had no beneficial ownership of the Fund.

As of March 31, 2025 Sam Williams has no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Private Credit Fund LP

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	6/06/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/06/2025

By (Signature and Title)
/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/06/2025